Exhibit 99.1

AMERICAN AIRLINES RESETS INTERNATIONAL NETWORK FOR REMAINDER OF 2020 THROUGH SUMMER 2021

The airline also extends its offer of no change fees for flights booked in July

FORT WORTH, Texas — American Airlines Group Inc. (NASDAQ: AAL) will adjust its long-haul international schedule for winter 2020 through summer 2021. In an effort to match low demand resulting from the coronavirus (COVID-19) outbreak, the airline will realign its network with the goal of improving long-term profitability. American expects:

•	Summer 2021 long-haul international capacity to be down 25% compared to 2019.

•	To focus on markets that create unique connectivity for customers.

•	To leverage partnerships as the foundation of future international growth.

“COVID-19 has forced us to reevaluate our network,” said American’s Chief Revenue Officer Vasu Raja. “American will have a significantly smaller international network in the year ahead, but we are using this opportunity to hit reset and create a network using the strength of our strategic hubs that we can build and grow upon and be profitable on in this new environment.”

International demand remains low

In response to the prolonged downturn in international travel, American expects summer 2021 long-haul international capacity to be down 25% versus 2019. As the airline begins planning for next summer, American will also discontinue several routes that were once popular leisure destinations but are expected to exhibit decreased demand.

“American has spent the past few years right-sizing its international network, discontinuing underperforming routes while adding leisure destinations like Dubrovnik and Prague,” said Brian Znotins, American’s Vice President of Network Planning. “Now, as demand has significantly diminished due to COVID-19, we have to be nimble, creating the network that our customers desire.”

American will exit several routes, including three trans-Atlantic routes from both Charlotte Douglas International Airport (CLT) and Philadelphia International Airport (PHL). The company will also exit five underperforming routes from Los Angeles International Airport (LAX) to destinations in Asia and South America, concentrating on the hub’s domestic strength.

As American resets its international network for future growth, Dallas Fort Worth International Airport (DFW) will be the airline’s major trans-Pacific hub while Miami International Airport (MIA) will continue to be the preeminent hub for flights to the Caribbean and Latin America. Once government restrictions on trans-Atlantic flying subside, PHL will continue to be American’s primary hub for service to Europe.

Strategic focus on partner hubs in Seattle and London for future growth

Earlier this year, American launched its West Coast International Alliance with Alaska Airlines, an innovative partnership to expand its international reach and connectivity for customers. The airline will plan future growth with the strength of this relationship, which includes a large presence and a strong feed in Seattle. As previously announced, American will launch service from Seattle (SEA) to Bangalore and London (LHR) next year, and Alaska also intends to join the oneworld® alliance in 2021. The airline will also seek government approval to move its LAX service to Shanghai to operate out of SEA, which will offer more customers direct access to Asia, utilizing the strength of Alaska’s local presence in the Pacific Northwest.

American will also continue to fly to joint business partners’ hubs. And while some international markets will not return, American anticipates a full schedule to LHR by 2021. The airline will continue to work closely with British Airways to provide an extensive network that allows customers to reach key destinations when they are ready.

“For American, every new partnership means future growth opportunities for our airline. We’re going to rely on our hubs’ greatest strengths with our existing international network, and further integrate into our partners’ hubs to provide connectivity that’s been untapped in the past,” Raja said. “American will be well poised to emerge from this crisis with a stronger network that provides improved connectivity for our customers.”

A full list of changes can be found below. International schedule updates will be reflected on aa.com Sunday, July 5.

No change fees for flights booked by July 31

American Airlines is providing customers additional flexibility by expanding waived change fees for customers booking tickets for any new travel purchased by July 31, 2020. Any first, business, Premium Economy, and Main Cabin tickets purchased on or before July 31, 2020, for future travel will not incur change fees prior to travel. Customers are allowed to change their origin and destination cities as part of this offer. Offer excludes Basic Economy and AAdvantage® award tickets. Customers must pay any fare difference, if applicable, and fare rules may apply depending on the ticket.

Customers have flexibility for AAdvantage® award tickets as changes made 60 days or more before travel have no reinstatement fee. More information on changing award tickets can be found at aa.com.

American currently has a change fee waiver in place for all tickets, including Basic Economy and AAdvantage® award tickets, for travel through Sept. 30, 2020. Additional updates on existing travel alerts can be found on aa.com/travelalerts.

Updated international schedule (not previously announced):

Origin	Destination	Schedule change
Charlotte (CLT)	Frankfurt (FRA)	Service resumes summer 2021
CLT	London (LHR)	Service resumes winter 2020
CLT	Munich (MUC)	Service resumes winter 2020
Chicago (ORD)	Barcelona (BCN)	Service resumes summer 2021
ORD	Dublin (DUB)	Service resumes summer 2021
ORD	Paris (CDG)	Service resumes summer 2021
Dallas-Fort Worth (DFW)	Beijing (PEK)	Service resumes summer 2021
DFW	Buenos Aires (EZE)	Service resumes winter 2020
DFW	Lima (LIM)	Service resumes winter 2020
DFW	Sao Paulo (GRU)	Service resumes winter 2020
DFW	Rome (FCO)	Service resumes summer 2021
DFW	Santiago (SCL)	Service resumes summer 2021
DFW	Tel Aviv (TLV)	Service launches winter 2021
Los Angeles (LAX)	Auckland (AKL)	Service launches winter 2021
LAX	LHR	Service resumes winter 2020
LAX	Sydney (SYD)	Service resumes summer 2021
New York (JFK)	CDG	Service resumes winter 2020
JFK	BCN	Service resumes summer 2021
JFK	EZE	Service resumes winter 2020
JFK	Rio de Janeiro (GIG)	Service resumes winter 2021
JFK	GRU	Service resumes winter 2020
JFK	Madrid (MAD)	Service resumes summer 2021
JFK	Milan (MXP)	Service resumes summer 2021

Miami (MIA)	CDG	Service resumes summer 2021
MIA	GIG	Service resumes winter 2020
MIA	GRU	Service resumes Aug. 6, 2020
MIA	MAD	Service resumes summer 2021
MIA	SCL	Service resumes Aug. 5, 2020
Philadelphia (PHL)	Amsterdam (AMS)	Service resumes winter 2020
PHL	DUB	Service resumes winter 2020
PHL	LHR	Service resumes winter 2020
PHL	Manchester (MAN)	Service resumes summer 2021
PHL	MAD	Service resumes winter 2020
PHL	CDG	Service resumes summer 2021
PHL	FCO	Service resumes summer 2021
PHL	Zurich (ZRH)	Service resumes summer 2021
Phoenix (PHX)	LHR	Service resumes winter 2020
Raleigh (RDU)	LHR	Service resumes winter 2020
Seattle (SEA)	Bangalore (BLR)	Service launches winter 2021
SEA	LHR	Service launches summer 2021
SEA	Shanghai (PVG)	New service subject to government approval

American will no longer operate the following routes:

Origin	Destination
CLT	BCN
CLT	FCO
CLT	CDG
DFW	MUC
LAX	Hong Kong (HKG)
LAX	EZE
LAX	GRU
LAX	PEK
LAX	PVG**
MIA	Brasilia (BSB)
MIA	MXP
ORD	Budapest (BUD)*
ORD	Krakow (KRK)*
ORD	Prague (PRG)*
ORD	Venice (VCE)
PHL	Berlin (TXL)
PHL	BUD
PHL	Casablanca (CMN)*
PHL	Dubrovnik (DBV)

*	American will not launch ORD–BUD, ORD–PRG, ORD–KRK and PHL–CMN as previously announced.
**	Subject to government approval of SEA–PVG.

About American Airlines Group

American’s purpose is to care for people on life’s journey. Shares of American Airlines Group Inc. trade on Nasdaq under the ticker symbol AAL and the company’s stock is included in the S&P 500. Learn more about what’s happening at American by visiting news.aa.com and connect with American on Twitter @AmericanAir and at Facebook.com/AmericanAirlines.

Cautionary Statement Regarding Forward-Looking Statements

Certain of the statements contained in this release should be considered forward-looking statements within the meaning of the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. These forward-looking statements may be identified by words such as “may,” “will,” “expect,” “intend,” “anticipate,” “believe,” “estimate,” “plan,” “project,” “could,” “should,” “would,” “continue,” “seek,” “target,” “guidance,” “outlook,” “if current trends continue,” “optimistic,” “forecast” and other similar words. Such statements include, but are not limited to, statements about the Company’s plans, objectives, expectations, intentions, estimates and strategies for the future, and other statements that are not historical facts. These forward-looking statements are based on the Company’s current objectives, beliefs and expectations, and they are subject to significant risks and uncertainties that may cause actual results and financial position and timing of certain events to differ materially from the information in the forward-looking statements. These risks and uncertainties include, but are not limited to, those set forth in the Company’s Quarterly Report on Form 10-Q for the three months ended March 31, 2020 (especially in Part I, Item 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations and Part II, Item 1A. Risk Factors), as updated by Exhibit 99.3 attached to the Company’s Current Report on Form 8-K filed on June 22, 2020, and other risks and uncertainties listed from time to time in the Company’s other filings with the Securities and Exchange Commission. There may be other factors of which the Company is not currently aware that may affect matters discussed in the forward-looking statements and may also cause actual results to differ materially from those discussed. In particular, the consequences of the coronavirus outbreak to economic conditions and the travel industry in general and the financial position and operating results of the Company in particular have been material, are changing rapidly, and cannot be predicted. The Company does not assume any obligation to publicly update or supplement any forward-looking statement to reflect actual results, changes in assumptions or changes in other factors affecting these forward-looking statements other than as required by law. Any forward-looking statements speak only as of the date hereof or as of the dates indicated in the statement.